Sean M. Clayton (858) 550-6034 sclayton@cooley.com	VIA EDGAR AND FEDERAL EXPRESS

July 15, 2011

United States Securities and Exchange Commission

Division of Corporate Finance

Mail Stop 6010

100 F Street, N.E.

Washington, D.C. 20549

Attn: Bryan Pitko

Re:	Insys Therapeutics, Inc.

Amendment No. 4 to Registration Statement on Form S-1

Filed June 28, 2011

File No. 333-173154

Dear Mr. Pitko:

Enclosed for electronic filing via EDGAR pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on behalf of our client Insys Therapeutics, Inc. (the “Company”), is Amendment No. 5 (“Amendment No. 5”) to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) originally filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2011. The copy of Amendment No. 5 that is enclosed with the paper copy of this letter is marked to show changes from Amendment No. 4 to the Registration Statement as filed with the Commission on June 28, 2011.

Amendment No. 5 is being filed in response to comments received from the staff of the Commission (the “Staff”) by letter dated July 11, 2011 with respect to the Registration Statement (the “Comment Letter”). The numbering of the paragraphs below corresponds to the numbering in the Comment Letter, the text of which we have incorporated into this response letter for convenience. Except where otherwise indicated, page references in the text of the responses below correspond to the page numbers of Amendment No. 5.

Staff Comments and Company Responses

Form S-1

Management’s Discussion and Analysis of Financial Condition and Results of Operations, page 67

Critical Accounting Policies and Significant Judgments and Estimates

Stock-Based Compensation, page 74

1.

Refer to your response to our prior comment one. It remains unclear why it is appropriate to use the February 15, 2011 valuation to determine the fair value of the 31 million options granted on March 28, 2011 and why you have valued the common stock at $4.88 on

March 28, 2011 when the mid-point of the offering range is $15. Please address the following:

•

In your June 9, 2011 response you cite the following two reasons, amongst others, to support the increased value of the common stock: “The Company’s New Drug Application (“NDA”) for its Fentanyl SL Spray product candidate was submitted to the U.S. Food and Drug Administration (“FDA”)” and “the Company entered into a commercial manufacturing and packaging agreement with Catalent Pharma Solutions, LLC for its Dronabinol SG Capsule and Dronabinol RT product candidates. This agreement will be important for the commercial sale of these product candidates upon approval.” Is it is unclear why you now think that these events added no amount to the value of the common stock. Please further explain to us why you believe this to be the case.

•

Clarify the nature of the correspondence with the FDA that took place between February 15, 2011 and March 28, 2011, and why you believe this correspondence did not materially impact the value of the stock.

•	You state that you did not utilize a valuation from the underwriters on March 28, 2011. Please tell us why this was the case as you filed an S-1 on March 30, 2011.

•

Tell us why the probabilities of the six scenarios used for the February 15, 2011 Probability Weighted Expected Return Method were still appropriate at March 28, 2011, considering that you filed an S-1 on March 30, 2011.

•	Tell us the names of the comparable and relevant companies, how you determined that these companies were both comparable and relevant to the company and the increases in their stock prices.

Response: The Company acknowledges the Staff’s comment and advises the Staff that, as per our conversation with a member of the Staff on July 12, 2011, the Company is revising the fair value of the shares underlying the 31 million options granted on March 28, 2011 to $15.00 per share, which is the anticipated mid-point of the offering range in the Company’s initial public offering. Accordingly, the Company has revised the applicable disclosures on pages 77, 78 and F-18 of Amendment No. 5. Because the grant date of these options was March 28, 2011, the adjustment to record the additional stock-based compensation expense in the Company’s financial statements as of March 31, 2011 is not considered to be material to those financial statements taken as a whole. Therefore, the adjustment to record the additional stock-based compensation expense in the Company’s financial statements will be made on a prospective basis.

Sales and Marketing, page 98

2.	We note your response to comment 2 and your disclosure that the company must pay a “low double digit” percentage royalty under the agreement. As this percentage range could encompass a larger range of royalties than ten percentage points, please revise your disclosure to narrow the percentage range of royalties. For example, a disclosed range of “between 10% and 20%” or “in the twenties” would be sufficiently narrow.

Response: The Company acknowledges the Staff’s comment and has provided additional disclosure on page 99 of Amendment No. 5 as requested.

3.	We note your response to comment 3. Please note that we view the exclusive nature of your supply agreement to be material information for investors. Please revise your prospectus to disclose that AptarGroup is currently obligated to serve as the exclusive source for your delivery device provided that the company meets various payment obligations, and purchase and delivery requirements. In this regard, please disclose the aggregate amount of success fees that must be paid by the company to retain exclusivity and that in future years the Company may be required to satisfy minimum purchase requirements to maintain exclusivity.

Response: The Company acknowledges the Staff’s comment and has provided additional disclosure on page 100 of Amendment No. 5 as requested.

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The Company respectfully requests the Staff’s assistance in completing the review of the Registration Statement and Amendment No. 5 as soon as possible. Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding Amendment No. 5 or this response letter to me at (858) 550-6034. Thank you.

Sincerely,

Cooley LLP

/s/ Sean M. Clayton

Sean M. Clayton, Esq.

cc:	Michael L. Babich, Insys Therapeutics, Inc.

Matthew T. Browne, Esq., Cooley LLP

Charles S. Kim, Esq., Cooley LLP

Cheston J. Larson, Esq., Latham & Watkins LLP

Divakar Gupta, Esq., Latham & Watkins LLP

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